Ex. 99.28(h)(13)(iii)

SECOND AMENDMENT TO AMENDED AND RESTATED FUND PARTICIPATION AGREEMENT (Fund of Funds)

This Second Amendment, effective as of April 27, 2020, amends the Fund Participation Agreement (Fund of Funds) (the “Agreement”) dated the 8th day of June, 2017, among Jackson National Life Insurance Company (“Insurance Company”), on behalf of itself and certain of its separate accounts; JNL Series Trust (“Trust”), an open-end investment company organized under the laws of the Commonwealth of Massachusetts, on behalf of each of its series listed on Attachment A, severally and not jointly (each, a “Fund,” and collectively, the “Funds”); Jackson National Asset Management, LLC (“JNAM”), a limited liability company organized under the laws of the State of Michigan; American Funds Insurance Series (“Series”), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, on behalf of each of its funds listed on Attachment A, severally and not jointly (each, a “Master Fund,” and collectively, the “Master Funds”); each of the funds identified as Retail Funds on Attachment A attached hereto (each, a “Retail Fund” and collectively, the “Retail Funds”).; Capital Research and Management Company (“CRMC”), a corporation organized under the laws of the State of Delaware, and American Funds Service Company (the “Transfer Agent”), a corporation organized under the laws of the State of California.

WHEREAS, the Agreement pertains to the relationship of the parties hereto with respect to multi-manager variable annuity contracts and/or variable life policies;

WHEREAS, the parties desire to amend Attachment A of the Agreement to reflect the name change of the Global Bond Fund to Capital World Bond FundSM

WHEREAS, the parties desire to amend Attachment A of the Agreement to reflect the name change of the Mortgage FundSM, to American Funds Mortgage FundSM;

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, the Insurance Company, the Trust, JNAM, the Series, Retail Funds, CRMC, and the Transfer Agent hereby agree as follows:

1.	Attachment A in the Agreement is deleted and restated as attached.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of April 17, 2020, effective as of the date first above written.

Jackson National Life Insurance Company
(on behalf of itself and each Account)

By: /s/ Andrew J. Bowden
Name: Andrew J. Bowden Title: Executive Vice President & General Counsel

JNL Series Trust, on behalf of each of its Funds listed on Attachment A

By: /s/ Kelly L. Crosser
Name: Kelly L. Crosser Title: Assistant Secretary

Jackson National Asset Management, LLC

By: /s/ Susan S. Rhee
Name: Susan S. Rhee Title :Senior Vice President & General Counsel

American Funds Insurance Series, on behalf of each of its Master Funds listed on Attachment A

By:
Name: Title:

American Funds Service Company

By:
Name: Title:

Capital Research and Management Company

By:
Name: Title:

Capital Research and Management Company, on behalf of each of the Retail Funds listed below as the investment adviser to each such Retail Fund

AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Global Balanced Fund
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Strategic Bond Fund
American High-Income Trust
American Mutual Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
Intermediate Bond Fund of America
International Growth and Income Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Short-Term Bond Fund of America
The American Funds Income Series - U.S. Government Securities Fund
The Bond Fund of America
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
Washington Mutual Investors Fund

By:
Name: Title:

Attachment A

Funds Investing in Multiple Master Funds

Trust Funds:	Underlying Funds:
JNL/American Funds Moderate Growth Allocation Fund (formerly, JNL/American Funds Balanced Allocation Fund)
American Funds Insurance Series Master Funds

Global Growth FundSM
Global Small Capitalization FundSM
Growth FundSM
International FundSM
New World Fund®
Blue Chip Income and Growth FundSM
Global Growth and Income FundSM
Growth-Income FundSM
International Growth and Income FundSM
Asset Allocation Fund
Global Balanced Fund
Bond FundSM
Capital World Bond FundSM
High-Income Bond FundSM
American Funds Mortgage FundSM
U.S. Government/AAA-Rated Securities FundSM

Retail Funds

AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Global Balanced Fund
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Strategic Bond Fund
American High-Income Trust
American Mutual Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
Intermediate Bond Fund of America
International Growth and Income Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Short-Term Bond Fund of America
The American Funds Income Series - U.S. Government Securities Fund
The Bond Fund of America
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
Washington Mutual Investors Fund

JNL/American Funds Growth Allocation Fund

American Funds Insurance Series Master Funds

Global Growth FundSM
Global Small Capitalization FundSM
Growth FundSM
International FundSM
New World Fund®
Blue Chip Income and Growth FundSM
Global Growth and Income FundSM
Growth-Income FundSM
International Growth and Income FundSM
Asset Allocation Fund
Global Balanced Fund
Bond FundSM
Capital World Bond FundSM
High-Income Bond FundSM
American Funds Mortgage FundSM
U.S. Government/AAA-Rated Securities FundSM

Retail Funds

AMCAP Fund
American Balance Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Global Balanced Fund
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Strategic Bond Fund
American High-Income Trust
American Mutual Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
Intermediate Bond Fund of America
International Growth and Income Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Short-Term Bond Fund of America
The American Funds Income Series - U.S. Government Securities Fund
The Bond Fund of America
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
Washington Mutual Investors Fund